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                                                                   EXHIBIT 99.2

                                   PROXY CARD

REVOCABLE PROXY

                     FIRST NATIONAL BANK OF OSCEOLA COUNTY

         PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON ________, 2000.

         THE UNDERSIGNED HEREBY APPOINTS _____________________ AND ___________________, OR EITHER OF THEM WITH INDIVIDUAL POWER OF SUBSTITUTION, PROXIES TO VOTE ALL SHARES OF THE COMMON STOCK OF FIRST NATIONAL BANK OF OSCEOLA COUNTY (THE "BANK") WHICH THE UNDERSIGNED MAY BE ENTITLED TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT THE _____________________________, ___________, FLORIDA, ON _______, ________,
2000, AT _______ A.M., AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

         SAID PROXIES WILL VOTE ON THE PROPOSALS SET FORTH IN THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT/PROSPECTUS AS SPECIFIED ON THIS CARD. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE IN FAVOR OF AGREEMENT TO MERGE LISTED IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE SPECIAL MEETING, SAID PROXIES WILL VOTE ON SUCH MATTERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:

1. TO AUTHORIZE, ADOPT AND APPROVE THE AGREEMENT TO MERGE BETWEEN CENTERSTATE BANKS OF FLORIDA, INC., FIRST NATIONAL BANK OF OSCEOLA COUNTY, AND FIRST INTERIM NATIONAL BANK OF OSCEOLA COUNTY.

         _____  FOR           _____  AGAINST        _____   ABSTAIN





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                                        PLEASE MARK, SIGN BELOW, DATE AND RETURN
                                        THIS PROXY PROMPTLY IN THE ENVELOPE
                                        FURNISHED.

                                        PLEASE SIGN EXACTLY AS NAME APPEARS
                                        ON YOUR STOCK CERTIFICATE. WHEN
                                        SHARES ARE HELD BY JOINT TENANTS,
                                        BOTH SHOULD SIGN. WHEN SIGNING AS
                                        ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                        TRUSTEE OR GUARDIAN, PLEASE GIVE
                                        FULL TITLE AS SUCH. IF A
                                        CORPORATION, PLEASE SIGN IN FULL
                                        CORPORATE NAME BY PRESIDENT OR
                                        OTHER AUTHORIZED OFFICER. IF A
                                        PARTNERSHIP, PLEASE SIGN IN
                                        PARTNERSHIP NAME BY AUTHORIZED
                                        PERSON.

                                        SHARES _______________

                                        DATED  __________, 2000


                                        -----------------------------------
                                        SIGNATURE

                                        -----------------------------------
                                        SIGNATURE IF HELD JOINTLY

                                        -----------------------------------
                                        PLEASE PRINT OR TYPE YOUR NAME


[ ] PLEASE MARK HERE IF YOU INTEND TO ATTEND THE 2000 SPECIAL MEETING OF
    SHAREHOLDERS.


    ------------------------------------------------------------
    PLEASE RETURN YOUR SIGNED PROXY
    TO:

                FIRST NATIONAL BANK OF OSCEOLA COUNTY
                920 NORTH BERMUDA AVENUE
                KISSIMMEE, FLORIDA 34741
                ATTN: THOMAS E. WHITE

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